CAPITAL STOCK	9 Months Ended
Dec. 31, 2012
CAPITAL STOCK [Text Block]

NOTE 12 - CAPITAL STOCK

The Company is authorized to issue 250,000,000 shares of common stock. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

On December 21, 2012, the Company issued 11,810,816 common stock shares at $.037 under a registered direct offering agreement with Kuhns Brothers Securities Corporation.

During the quarter ended September 30, 2012, the Company issued 1,250,000 common stock shares at prices between $0.312 and $0.355 under an At Market Issuance Sales agreement with Lincoln Park Capital.

During the quarter ended June 30, 2012, the Company issued 3,375,503 common stock shares at prices between $0.341 and $0.536 under an At Market Issuance Sales agreement with Lincoln Park Capital.

During the year ended March 31, 2012, the Company issued 76,500 common shares to employees of the Company upon exercise of stock options at a strike price of $1.00 CDN.

On September 30, 2011, the Company entered into an At Market Issuance Sales Agreement with McNicoll, Lewis & Vlak. Under the agreement, the Company’s board of directors authorized the issuance and sale of shares of the Company’s common stock for aggregate gross sales proceeds of up to $10 million for one year from the date of execution of the agreement. During the year ended March 31, 2012, the Company issued 241,989 common shares. This ATM agreement has been terminated.